Collection Periods: September 1, 2025 - February 28, 2026 Payment Date: March 2, 2026 Cut-Off Date1: February 16, 2026 1. (a) Available amounts on deposit in Collection Account (including Excess Funds Subaccount) as of Cut-Off Date 1: $5,986,714.12 (b) Actual Remittances from the date in (a) above through the Servicer Business Day preceding Current Payment Date: $563,975.41 (c) Total amounts available to Indenture Trustee for payment of the Securitized Utility Tariff Bonds and Ongoing Financing Costs: $6,550,689.53 (1) Cut-Off Date not to be more than 5 days prior to the date of the certificate. 2. Allocation of available amounts as of Current Payment Date allocable to payment of principal and interest on Securitized Utility Tariff Bonds on Current Payment Date: a) Principal Aggregate i. Tranche A-1: 4,262,711.21 ii. Total: $4,262,711.21 b) Interest Aggregate i. Tranche A-1: 1,981,355.95 ii. Total: $1,981,355.95 3. Outstanding amount of the Securitized Utility Tariff Bonds prior to, and after giving effect to the payment on the Current Payment Date and the difference, if any, between the Outstanding Amount specified in the Expected Amortization Schedule (after giving effect to payments to be made on such Payment Date under 1(a) above) and the expected principal balance to be Outstanding (following payment on Current Payment Date): a) Expected principal balance Outstanding (as of the date of this certification): Aggregate i. Tranche A-1: $77,002,783.67 ii. Total: $77,002,783.67 b) Expected principal balance to be Outstanding (following payment on Current Payment Date): Aggregate i. Tranche A-1: $72,608,518.71 ii. Total: $72,608,518.71 SEMI-ANNUAL SERVICER'S CERTIFICATE ATMOS ENERGY KANSAS SECURITIZATION I, LLC $95,000,000 Series 2023-A Senior Secured Securitized Utility Tariff Bonds Pursuant to Section 4.01(c)(ii) of the Securitized Utility Tariff Property Servicing Agreement, dated as of June 20, 2023, by and between Atmos Energy Corporation, as Servicer, and Atmos Energy Kansas Securitization I, LLC, as Issuer (the "Servicing Agreement"), the Servicer does hereby certify , for the March 2, 2026, Payment Date (the "Current Payment Date"), as follows: Capitalized terms used but not defined in this Semi-Annual Servicer's Certificate have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement or the Indenture, as the context indicates. Exhibit 99.1

c) Difference between (b) above and Outstanding Amount specified in Expected Amortization Schedule: Aggregate i. Tranche A-1: $0.00 ii. Total: $0.00 4. All other transfers to be made on the Current Payment Date, including amounts to be paid to the Indenture Trustee and to the Servicer pursuant to Section 8.02(e) of the Indenture: a) Certain Ongoing Financing Costs: i. Indenture Trustee Fees and Expenses (subect to $200,000 annual cap per $17,500.00 Section 8.02(e)(i)): ii. Servicing Fee: $23,750.00 iii. Issuer's Fees: $0.00 iv. Administration Fee: $50,000.00 v. Other Operating Expenses: $0.00 vi. Total: $91,250.00 b) Other Ongoing Financing Costs and Payments: i. Other Ongoing Financing Costs (payable pursuant to Section 8.02(e)(v)): $0.00 ii. Funding of Capital Subaccount to the Required Capital Amount: $83,818.62 iii. Any other unpaid Ongoing Costs of the Issuer, any remaining fees, expenses $0.00 and indemnity amounts owed to the Indenture Trustee and any remaining indemnity amounts owed to the Issuer shall be paid to the parties to which such amounts, if any, are owed, pursuant to Section 8.02(e)(viii): iv. Atmos Return on invested capital: $0.00 v. Deposits to Excess Funds Subaccount: $0.00 vi. Total: $83,818.62 5. Estimated amounts on deposit in the Capital Subaccount and Excess Funds Subaccount after giving effect to the foregoing payments: a) Capital Subaccount $83,818.62 i. Total: $83,818.62 b) Excess Funds Subaccount $0.00 i. Total: $0.00 6. Collections Allocable and Aggregate Amounts Available for the Current Payment Date: i. Remittances for the September 2025 Collection Period $1,045,743.46 ii. Remittances for the October 2025 Collection Period $1,197,459.72 iii. Remittances for the November 2025 Collection Period $875,950.13 iv. Remittances for the December 2025 Collection Period $1,286,359.52 v. Remittances for the January 2026 Collection Period $1,061,698.50 vi. Remittances for the February 2026 Collection Period 2 $1,133,606.71 vii. Investment Earnings on General Subaccount $43,534.23 viii. Investment Earnings on Capital Subaccount $1,214.86 ix. Investment Earnings on Excess Funds Subaccount $157.52 x. General Subaccount Balance (sum of i through ix above) $6,645,724.65 xi. Capital Subaccount Balance as of prior Payment Date $0.00

7. Outstanding Amounts as of prior Payment Date:

i. Tranche A-1 Outstanding Amount	$77,002,783.67

8. Required Funding/Payments as of Current Payment Date:

Principal	**Principal Due**
i. Securitized Utility Tariff Bonds - Tranche A-1	$4,394,264.96

Interest

Tranche	**Interest rate**	**Days in interest period[3]**	**Principal Balance**	**Interest Due**
ii. Tranche A-1	5.155%	184	$76,871,229.92	$1,981,355.95

	Required Level	**Funding Required**
iii. Capital Subaccount	$475,000.00	$475,000.00

(3) On 30/360 day basis for initial payment date; otherwise use one-half annual rate.

9. Allocation of Remittances as of Current Payment Date Pursuant to 8.02(e) of the Indenture:

i. Trustee Fees and Expenses; Indemnity Amounts	$17,500.00
ii. Servicing Fee	$23,750.00
iii. Administration Fee	$50,000.00
iv. Operating Expenses	$96,066.00
v. Independent Manager's Fee	$0.00

Securitized Utility Tariff Bonds	**Aggregate**	**Per $1,000 of Original Principal Amount**
vi. Semi-Annual Interest (including any past-due for prior periods)		
Tranche A-1 Interest Payment	$1,981,355.95	$20.86
vii. Principal Due and Payable as a Result of an Event of Default or on Final Maturity Date		
Tranche A-1 Interest Payment	$0.00	$0.00
viii. Semi-Annual Principal		
Tranche A-1 Principal Payment	$4,394,264.96	$46.26

ix. Other unpaid Operating Expenses	$0.00
x. Funding of Capital Subaccount (to required level)	$83,818.62
xi. Return to Atmos	$0.00
xii. Deposit to Excess Funds Subaccount	$0.00
xiii. Released to Issuer upon Retirement of all Securitized Utility Tariff Bonds	$0.00
xiv. Aggregate Remittances as of Current Payment Date	$6,645,724.65

10. Outstanding Amount and Collection Account Balance as of Current Payment Date (after giving effect to payments to be made on such Payment Date):

i. Securitized Utility Tariff Bonds - Tranche A-1	$72,608,518.71
ii. Excess Funds Subaccount Balance	$0.00
iii. Capital Subaccount Balance	$83,818.62

iv. Aggregate Collection Account Balance $83,818.62 11. Subaccount Withdrawals as of Current Payment Date (if applicable, pursuant to Section 8.02(e) of the Indenture): i. Excess Funds Subaccount $157.52 ii. Capital Account $1,214.86 iii. Total Withdrawals $1,372.38 12. Shortfalls in Interest and Principal Payments as of Current Payment Date: i. Semi-annual Interest Securitized Utility Tariff Bonds - Tranche A-1 Interest Payment $0.00 ii. Semi-annual Principal Securitized Utility Tariff Bonds - Tranche A-1 Principal Payment $0.00 13. Shortfalls in Payment of Return on Invested Capital as of Current Payment Date: i. Return on Invested Capital $41,325.00 14. Shortfalls in Required Subaccount Levels as of Current Payment Date: i. Capital Subaccount $391,181.38 27th day of February, 2026. ATMOS ENERGY CORPORTION, as Servicer By:_______________________________ Michelle H. Faulk, Vice President and Controller IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Semi-Annual Servicer's Certificate this